Income Taxes - Schedule of Significant Components of Group's Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Deferred tax assets
Accrued expenses	¥ 28,585		¥ 7,919
Net operating loss carry forwards	46,447		33,976
Total deferred tax assets	75,032		41,895
Less: valuation allowance	0		0	¥ 0
Deferred tax assets, net	¥ 75,032	$ 10,913	¥ 41,895